Mergers, Acquisitions and Dispositions Disclosures. Text Block	3 Months Ended
Jun. 30, 2011
Text Block Abstract
Mergers Acquisitions And Dispositions Disclosures Text Block

Note 6 – Acquisition

Pursuant to an Asset Purchase Agreement dated March 23, 2011 (the “Asset Purchase Agreement”), a subsidiary of H&H acquired certain assets and assumed certain liabilities of Tiger Claw, Inc., a company that among other businesses, developed and manufactured hidden fastening systems for deck construction.  The purchase price was approximately $8.8 million, and was paid in cash.  The assets acquired included, among other things, machinery, equipment, inventories of raw materials, work-in-process and finished products, certain contracts, accounts receivable and intellectual property rights, all as related to the acquired business and as provided in the Asset Purchase Agreement.  The results of operations of the acquired business for the period from acquisition through June 30, 2011 are reported as a product line within the Company’s Engineered Materials segment.  HNH believes this acquisition enhances its product offerings of fastening systems for deck construction.

The Company has made a preliminary allocation of the purchase price to the assets acquired and liabilities assumed, at estimated fair market values as detailed below.  Such allocation is subject to change pending completion of the final valuation and analysis.

Amount
(in thousands)
Accounts receivable	$ 603
Inventories	1,125
Prepaid expenses	19
Equipment	181
Identifiable intangible assets	6,144
Goodwill	1,623
Total assets acquired	9,695
Accrued expenses	(934)
Net assets acquired	$ 8,761

The components of the $6.1 million of acquired identifiable intangible assets listed in the above table are as follows:

		Amortization
	Amount	Period
	(in thousands)
Products and customer relationships	$ 3,810	10 years
Trademark/Brand name	713	16 years
Patents and patent applications	1,471	10-15 years
Non-compete agreement	150	5 years
Total identifiable intangible assets	$ 6,144

Amortization expense of $0.1 million and $0.3 million was recorded for the three and six month periods ended June 30, 2011. The estimated amortization of intangibles from the acquisition will be approximately $0.3 million for the remaining six months of 2011, and $0.6 million annually for each of the next five years thereafter.  The goodwill is expected to be amortizable for income tax purposes.

 The amount of sales and earnings of the acquired business included in the consolidated statement of operations for the period from acquisition through June 30, 2011 was approximately $3.7 million and $0.8 million, respectively.  If the acquisition had taken place as of January 1, 2010, the pro forma net sales and income from continuing operations would have been $350.0 million and $24.8 million for the six months ended June 30, 2011.  Pro forma net sales and income from continuing operations would have been $166.5 million and $14.5 million, respectively, for the three months ended June 30, 2010, and $297.5 million and $19.7 million, respectively, for the six months ended June 30, 2010.

There is additional contingent consideration that could be due from the Company under the Asset Purchase Agreement if the net sales of certain identified products exceed the parameters set forth in the Asset Purchase Agreement in 2011 and 2012.  The additional consideration would be equal to 10% of the sales in excess of the specified parameters.  No amount related to the contingent portion of the purchase price was recognized at the acquisition date, in accordance with ASC 805-Business Combinations.